Exhibit 4.2

EXECUTION COPY

GE CAPITAL CREDIT CARD MASTER NOTE TRUST,

as Issuer

And

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Indenture Trustee

AMENDED AND RESTATED

Series 2007-1 INDENTURE SUPPLEMENT

Dated as of December 9, 2009

i

TABLE OF CONTENTS

(continued)

		Page

SECTION 4.16.	Deposit of Collections	33

ARTICLE V	DELIVERY OF SERIES 2007-1 NOTES; REPORTS TO SERIES 2007-1 NOTEHOLDERS

SECTION 5.1.	Delivery and Payment for the Series 2007-1 Notes	33

SECTION 5.2.	Reports and Statements to Series 2007-1 Noteholders	33

ARTICLE VI	SERIES 2007-1 EARLY AMORTIZATION EVENTS

SECTION 6.1.	Series 2007-1 Early Amortization Events	34

ARTICLE VII	REDEMPTION OF SERIES 2007-1 NOTES; FINAL DISTRIBUTIONS; SERIES TERMINATION

SECTION 7.1.	Optional Redemption of Series 2007-1 Notes; Final Distributions	35

SECTION 7.2.	Series Termination	37

ARTICLE VIII	MISCELLANEOUS PROVISIONS

SECTION 8.1.	Ratification of Indenture; Amendments	37

SECTION 8.2.	Form of Delivery of the Series 2007-1 Notes	37

SECTION 8.3.	Counterparts	38

SECTION 8.4.	GOVERNING LAW	38

SECTION 8.5.	Limitation of Liability	39

SECTION 8.6.	Rights of the Indenture Trustee	39

SECTION 8.7.	Notice Address for Rating Agencies	39

ARTICLE IX	FASIT MATTERS

SECTION 9.1.	FASIT Administration	40

EXHIBITS

EXHIBIT A-1	FORM OF CLASS A NOTE
EXHIBIT A-2	FORM OF CLASS B NOTE
EXHIBIT A-3	FORM OF CLASS C NOTE
EXHIBIT B	FORM OF MONTHLY NOTEHOLDER’S STATEMENT

ii

TABLE OF CONTENTS

(continued)

Page

EXHIBIT C-1	FORM OF CLASS A SWAP
EXHIBIT C-2	FORM OF CLASS C SWAP

SCHEDULES

SCHEDULE I	PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS (WITH RESPECT TO NET SWAP RECEIPTS)
SCHEDULE II	PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS (WITH RESPECT TO RECEIVABLES)

iii

AMENDED AND RESTATED SERIES 2007-1 INDENTURE SUPPLEMENT, dated as of December 9, 2009 (this “Indenture Supplement”), between GE CAPITAL CREDIT CARD MASTER NOTE TRUST, a Delaware statutory trust (herein, the “Issuer” or the “Trust”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of September 25, 2003 (the “Indenture”), between the Issuer and the Indenture Trustee, as amended by the Omnibus Amendment No.1 to Securitization Documents, dated as of February 9, 2004, among RFS Holding, L.L.C., RFS Funding Trust, the Issuer, Deutsche Bank Trust Company Delaware, as trustee of RFS Funding Trust, RFS Holding, Inc., and the Indenture Trustee, as further amended by the Second Amendment to Master Indenture, dated as of June 17, 2004 between the Issuer and the Indenture Trustee, and as further amended by the Third Amendment to Master Indenture, dated as of August 31, 2006 between the Issuer and the Indenture Trustee (as further amended from time to time, the Indenture, together with this Indenture Supplement, the “Agreement”).

WHEREAS, the Issuer and the Indenture Trustee entered into a Series 2007-1 Indenture Supplement, dated as of March 29, 2007 (the “Previous 2007-1 Indenture Supplement”).

WHEREAS, the Issuer and the Indenture Trustee desire to amend and restate the Previous 2007-1 Indenture Supplement on the terms and conditions hereinafter set forth;

The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I
DEFINITIONS

SECTION 1.1.  Definitions.

(a)           Capitalized terms used and not otherwise defined herein are used as defined in Section 1.1 of the Indenture. This Indenture Supplement shall be interpreted in accordance with the conventions set forth in Section 1.2 of the Indenture.

(b)           Each capitalized term defined herein relates only to Series 2007-1 and to no other Series.  Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings:

“Accumulation Shortfall” means (a) for the first Payment Date during the Controlled Accumulation Period, zero; and (b) thereafter, for any Payment Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Payment Date over the amount deposited into the Principal Accumulation Account pursuant to Section 4.4(c)(i) for the previous Payment Date.

“Addition Date” means an “Addition Date” as such term is defined in the Transfer Agreement.

“Additional Interest” means, for any Payment Date, Class A Additional Interest, Class B Additional Interest and Class C Additional Interest for such Payment Date.

“Administration Agreement” means the Administration Agreement, dated as of September 25, 2003, between the Administrator and the Issuer.

“Administrator” means General Electric Capital Corporation, in its capacity as Administrator under the Administration Agreement or any other Person designated as an Administrator under the Administration Agreement.

“Agreement” is defined in the preamble.

“Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction:

(a)   the numerator of which shall be equal to:

(i)  for Principal Collections during the Revolving Period and for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the first Monthly Period, on the Closing Date); or

(ii)  for Principal Collections during the Early Amortization Period and the Controlled Accumulation Period, the Collateral Amount at the end of the last day of the Revolving Period; provided that for any date on which the Principal Accumulation Account Balance equals the Note Principal Balance, the numerator shall equal zero; provided further that if the numerator shall be reduced to zero pursuant to the immediately preceding proviso and thereafter the Collateral Amount shall be increased to an amount greater than zero as a result of a withdrawal from the Principal Accumulation Account pursuant to Section 4.4(e), then the numerator for Principal Collections with respect to any Monthly Period shall equal the Collateral Amount at the end of the last day of the prior Monthly Period until such time as the Principal Accumulation Account Balance again equals the Note Principal Balance; and provided further that if an amount equal to the Note Principal Balance shall be deposited into the Principal Accumulation Account on or prior to the Transfer Date in December 2009, the numerator used in determining each Allocation Percentage for Series 2007-1 for the Monthly Period beginning on November 22, 2009 shall be zero; and

(b)   the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period (or, in the case of the first Monthly Period, on the Closing Date) and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the denominator determined pursuant to clause (x) of this clause (b) shall be (A) the Aggregate Principal Receivables as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of the current Monthly Period, to but excluding such Reset Date and (B) the Aggregate Principal Receivables as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); and provided, further, that notwithstanding the preceding proviso, if a Reset Date occurs during any Monthly Period and the Issuer is permitted to make a single monthly deposit to the Collection Account pursuant to Section 8.4 of the Indenture for such Monthly Period, then the denominator determined pursuant to clause (x) of this clause (b) for each day during such Monthly Period shall equal the Average Principal Balance for such Monthly Period.

“Available Finance Charge Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, (b) the Series 2007-1 Excess Finance Charge Collections for such Monthly Period, (c) Principal Accumulation Investment Proceeds, if any, with respect to the related Transfer Date, (d) interest and earnings on funds on deposit in the Reserve Account which will be deposited into the Finance Charge Account on the related Payment Date to be treated as Available Finance Charge Collections pursuant to Section 4.10(a), (e) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to Section 4.10(c), and (f) any Net Swap Receipts for the related Transfer Date.

“Available Principal Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.7 are required to be applied on the related Payment Date, plus (c) the sum of (i) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2007-1 for application as Shared Principal Collections), (ii) the aggregate amount to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi), (vii) and (x), and (iii) during an Early Amortization Event, the amount of Available Finance Charge Collections used to pay principal on the Notes pursuant to Section 4.4(a)(xiv) for the related Payment Date.

“Available Reserve Account Amount” means, for any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account (after taking into account any interest and earnings retained in the Reserve Account pursuant to Section 4.10(b) on such date, but before giving effect to any deposit made or to be made pursuant to Section 4.4(a)(viii) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

“Available Spread Account Amount” means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Transfer Date.

“Average Principal Balance” means for any Monthly Period in which a Reset Date occurs, the sum of (i) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period, multiplied by a fraction the numerator of which is the number of days from and including the first day of such Monthly Period, to but excluding the related Reset Date, and the denominator of which is the number of days in such Monthly Period, and (ii) for each such Reset Date, the product of the Aggregate Principal Receivables determined as of the close of business on such Reset Date, multiplied by a fraction, the numerator of which is the number of days from and including such Reset Date, to the earlier of the last day of such Monthly Period (in which case such period shall include such date) or the next succeeding Reset Date (in which case such period shall exclude such date), and the denominator of which is the number of days in such Monthly Period.

“Base Rate” means, for any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of (a) the Net Interest Obligation, (b) the amount required to be paid pursuant to Section 4.4(a)(i) and (c) the Noteholder Servicing Fee, each with respect to the related Payment Date, and the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

“Benefit Plan” means (i) an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975 of the Code, (iii) an entity whose underlying assets include plan assets by reason of investment by an employee benefit plan or plans in such entity, or (iv) a governmental plan subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.

“Class A Additional Interest” is defined in Section 4.1(a).

“Class A Counterparty” means Bank of Montreal or the counterparty under any interest rate swap with respect to the Class A Notes obtained pursuant to Section 4.15.

“Class A Deficiency Amount” is defined in Section 4.1(a).

“Class A Monthly Interest” is defined in Section 4.1(a).

“Class A Net Interest Obligation” means, for any Payment Date, (a) if there are Class A Net Swap Payments due on that Payment Date, the sum of the Class A Net Swap Payments and the Class A Monthly Interest for that Payment Date; (b) if there are Class A Net Swap Receipts due on that Payment Date, the result of the Class A Monthly Interest for that Payment Date, minus the Class A Net Swap Receipts for that Payment Date; and (c) if the Class A Swap has terminated for any reason, the Class A Monthly Interest for that Payment Date.

“Class A Net Swap Payment” means, with respect to any Payment Date, any net amount payable by the Issuer under the Class A Swap as a result of LIBOR being less than the Class A

Swap Rate.  For the avoidance of doubt, Class A Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

“Class A Net Swap Receipt” means, with respect to any Payment Date, any net amount payable by the Class A Counterparty as a result of LIBOR being greater than the Class A Swap Rate.  For the avoidance of doubt, Class A Net Swap Receipts do not include early termination payments.

“Class A Note Initial Principal Balance” means $1,007,500,000.

“Class A Note Interest Rate” means a per annum rate equal to LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

“Class A Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A Regular Interest” is defined in Section 9.1(b).

“Class A Required Amount” means, for any Payment Date, an amount equal to the excess of the amounts described in Sections 4.4(a)(i), (ii) and (iii) over Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Class A Senior Swap Payments” means Class A Net Swap Payments and Senior Termination Payments payable to the Class A Counterparty pursuant to the Class A Swap.

“Class A Swap” means an interest rate swap agreement between the Trust and the Class A Counterparty substantially in the form of Exhibit C-1 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class A Swap Rate” means 4.8735% per annum.

“Class B Additional Interest” is defined in Section 4.1(b).

“Class B Deficiency Amount” is defined in Section 4.1(b).

“Class B Monthly Interest” is defined in Section 4.1(b).

“Class B Net Interest Obligation” means, for any Payment Date, the Class B Monthly Interest for that Payment Date.

“Class B Note Initial Principal Balance” means $114,700,000.

“Class B Note Interest Rate” means 4.95% per annum.

“Class B Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class B Regular Interest” is defined in Section 9.1(b).

“Class B Required Amount” means, for any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(iv) over Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Class C Additional Interest” is defined in Section 4.1(c).

“Class C Counterparty” means Bank of Montreal or the counterparty under any interest rate swap with respect to the Class C Notes obtained pursuant to Section 4.15.

“Class C Deficiency Amount” is defined in Section 4.1(c).

“Class C Monthly Interest” is defined in Section 4.1(c).

“Class C Net Interest Obligation” means, for any Payment Date: (a) if there are Class C Net Swap Payments due on that Payment Date, the sum of the Class C Net Swap Payments and the Class C Monthly Interest for that Payment Date; (b) if there are Class C Net Swap Receipts due on that Payment Date, the result of the Class C Monthly Interest for that Payment Date, minus the Class C Net Swap Receipts for that Payment Date; and (c) if the Class C Swap has terminated for any reason, the Class C Monthly Interest for that Payment Date.

“Class C Net Swap Payment” means, with respect to any Payment Date, any net amount payable by the Issuer under the Class C Swap as a result of LIBOR being less than the Class C Swap Rate.  For the avoidance of doubt, Class C Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

“Class C Net Swap Receipt” means, with respect to any Payment Date, any net amount payable by the Class C Counterparty as a result of LIBOR being greater than the Class C Swap Rate.  For the avoidance of doubt, Class C Net Swap Receipts do not include early termination payments.

“Class C Note Initial Principal Balance” means $80,600,000.

“Class C Note Interest Rate” means a per annum rate of 0.27% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

“Class C Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.

“Class C Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

“Class C Regular Interest” is defined in Section 9.1(b).

“Class C Required Amount” means with respect to any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(v) over Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).

“Class C Senior Swap Payments” means Class C Net Swap Payments and Senior Termination Payments payable to the Class C Counterparty pursuant to the Class C Swap.

“Class C Swap” means an interest rate swap agreement with respect to the Class C Notes between the Trust and the Class C Counterparty substantially in the form of Exhibit C-3 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class C Swap Rate” means 4.8735% per annum.

“Closing Date” means March 29, 2007.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Amount” means, as of any date of determination, an amount equal to the excess of (a) the Initial Collateral Amount, over (b) the sum of (i) the amount of principal previously paid to the Series 2007-1 Noteholders (other than any principal payments made from funds on deposit in the Spread Account), (ii) reductions in the Excess Collateral Amount due to reductions in the Required Excess Collateral Amount, (iii) the Principal Accumulation Account Balance, and (iv) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to Section 4.4(a)(vii) prior to such date.

“Controlled Accumulation Amount” means, (i) for any Payment Date with respect to the Controlled Accumulation Period on or prior to the Payment Date in November 2009, $120,280,000, (ii) for the Payment Date in December 2009, $481,120,000 and (iii) for any Payment Date thereafter, the excess, if any, of the Note Principal Balance over the amount on deposit in the Principal Accumulation Account on such Payment Date after giving effect to any funds withdrawn from the Principal Accumulation Account pursuant to Section 4.4(e); provided that the Controlled Accumulation Amount for any Payment Date shall not exceed the Note Principal Balance minus any amount already on deposit in the Principal Accumulation Account on such Payment Date.

“Controlled Accumulation Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on April 22, 2009 or such other date as is determined in accordance with Section 4.13 and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Final Payment Date.

“Controlled Accumulation Period Length” is defined in Section 4.13.

“Controlled Deposit Amount” means, for any Payment Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.

“Counterparty” means the Class A Counterparty, the Class B Counterparty or the Class C Counterparty.

“Covered Amount” means an amount, determined as of each Transfer Date for any Interest Period, equal to the sum of:

(a) the Class A Net Interest Obligation and any Senior Termination Payments payable to the Class A Counterparty for such Payment Date or any prior Payment Date;

(b) the Class B Net Interest Obligation; and

(c) the Class C Net Interest Obligation and any Senior Termination Payments payable to the Class C Counterparty for such Payment Date or any prior Payment Date.

“Default Amount” means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to Originator or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.

“Defaulted Account” means an Account in which there are Charged-Off Receivables.

“Designated Maturity” means, for any LIBOR Determination Date, one month; provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

“Dilution” means any downward adjustment made by Servicer in the amount of any Transferred Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Transferred Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

“Distribution Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2007-1 Early Amortization Event is deemed to occur and ending on the Final Payment Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Excess Collateral Amount” means, at any time, the excess of (a) the sum of (i) the Collateral Amount, and (ii) the Principal Accumulation Account Balance, over (b) the Note Principal Balance.

“Excess Spread Percentage” means, for any Monthly Period, a percentage equal to (a) the Portfolio Yield for such Monthly Period, minus (b) the Base Rate for such Monthly Period.

“Expected Principal Payment Date” means the March 2010 Payment Date.

“FASIT” means a “financial asset securitization investment trust” within the meaning of section 860L of the Code.

“Final Payment Date” means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the first date on which both the Collateral Amount and the Principal Accumulation Account Balance shall equal zero and (c) the Series Maturity Date.

“Finance Charge Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Finance Charge Shortfall” is defined in Section 4.8.

“Group One” means Series 2007-1 and each other outstanding Series previously or hereafter specified in the related Indenture Supplement to be included in Group One.

“Indenture” is defined in the preamble.

“Indenture Trustee” is defined in the preamble.

“Initial Collateral Amount” means $1,240,000,000, which equals the sum of (i) the Class A Note Initial Principal Balance, (ii) the Class B Note Initial Principal Balance, (iii) the Class C Note Initial Principal Balance and (iv) the Initial Excess Collateral Amount.

“Initial Excess Collateral Amount” means $37,200,000.

“Interest Period” means, for any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

“Investment Earnings” means, for any Payment Date, all interest and earnings on Permitted Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Payment Date immediately preceding such Payment Date and ending on but excluding such Payment Date.

“Investor Charge-Offs” is defined in Section 4.6.

“Investor Default Amount” means, for any Monthly Period, the sum for all Accounts that became Defaulted Accounts during such Monthly Period, of the following amount:  the product of (a) the Default Amount with respect to each such Defaulted Account and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

“Investor Finance Charge Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge Collections retained or deposited in the Finance Charge Account for Series 2007-1 pursuant to Section 4.3(b)(i) for such Monthly Period.

“Investor Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2007-1 pursuant to Section 4.3(b)(ii) for such Monthly Period.

“Investor Uncovered Dilution Amount” means, for any Monthly Period, an amount equal to the product of (a) the Series Allocation Percentage for such Monthly Period (determined on a weighted average basis, if a Reset Date occurs during that Monthly Period), and (b) the aggregate Dilutions occurring during such Monthly Period as to which any deposit is required to be made but has not been made, provided that, if the Free Equity Amount is greater than zero at the time the deposit referred to in clause (b) is required to be made, the Investor Uncovered Dilution Amount shall be deemed to be zero.

“Issuer” is defined in the preamble.

“LIBOR” means, for any Interest Period, the London interbank offered rate for the period of the Designated Maturity for United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.14.

“LIBOR Determination Date” means (i) March 27, 2007 for the period from and including the Closing Date through and including May 14, 2007 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

“London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Minimum Free Equity Percentage” means, for purposes of Series 2007-1, 4%; provided that, at any time that GE Capital’s long-term unsecured debt is rated Aa2 or lower by Moody’s or AA or lower by S&P, the Minimum Free Equity Percentage shall be 7.0%.

“Monthly Interest” means, for any Payment Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Payment Date.

“Monthly Period” means, as to the May 2007 Payment Date, the period beginning on the Closing Date and ending on April 21, 2007, and as to each Payment Date thereafter, the period beginning on the 22nd day of the second preceding calendar month and ending on the 21st day of the immediately preceding calendar month.

“Monthly Principal” is defined in Section 4.1(d).

“Monthly Principal Reallocation Amount” means, for any Monthly Period, an amount equal to the sum of:

(a)           the lesser of (i) the Class A Required Amount and (ii) $232,500,000 minus the sum of (x) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date) and (y) any reductions to the Collateral Amount on account of reductions to the Required Excess Collateral Amount, but not less than zero;

(b)           the lesser of (i) the Class B Required Amount and (ii) $117,800,000 minus the sum of (x) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date and as required in clause (a) above) and (y) any reductions to the Collateral Amount on account of reductions to the Required Excess Collateral Amount, but not less than zero; and

(c)           the lesser of (i) the Class C Required Amount and (ii) $37,200,000 minus the sum of (x) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Payment Date and as required in clauses (a) and (b) above) and (y) any reduction to the Collateral Amount on account of reductions to the Required Excess Collateral Amount, but not less than zero.

“Net Interest Obligation” means, for any Payment Date, the sum of the Class A Net Interest Obligation, the Class B Net Interest Obligation and the Class C Net Interest Obligation for such Payment Date.

“Net Swap Payments” means, for any Payment Date, collectively, the Class A Net Swap Payment and the Class C Net Swap Payment for such Payment Date.

“Net Swap Receipts” means, for any Payment Date, collectively, the Class A Net Swap Receipt and the Class C Net Swap Receipt for such Payment Date.

“Note Principal Balance” means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

“Noteholder Servicing Fee” means, for any Transfer Date, an amount equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be calculated based on the Collateral Amount as of the Closing Date and shall be prorated for the number of days in the first Monthly Period; and provided further that if an amount equal to the Note Principal Balance shall be deposited into the Principal Accumulation Account on or prior to the Transfer Date in

December 2009, the Noteholder Servicing Fee for the Transfer Date in December 2009 shall be zero.

“Ownership Interest” means the interest issued by the RFS FASIT which (i) represents solely the right to receive amounts specified in Section 4.4(a)(xiv) to be paid to the Issuer and (ii) represents the sole “ownership interest” in the RFS FASIT within the meaning of section 860L of the Code.

“Payment Date” means May 15, 2007 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Percentage Allocation” is defined in Section 4.3(b)(ii)(y).

“Portfolio Yield” means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the excess of (i) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections and Net Swap Receipts), over (ii) the Investor Default Amount and the Investor Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Collateral Amount plus amounts on deposit in Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

“Principal Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Principal Accumulation Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Principal Accumulation Account Balance” means, for any date of determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

“Principal Accumulation Investment Proceeds” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Principal Shortfall” is defined in Section 4.9.

“Qualifying Substitute Arrangement” means, with respect to the Class A Notes, Class B Notes or Class C Notes, as applicable, any interest rate swap agreement that shall have satisfied the Rating Agency Condition or any other hedging arrangement or alternative arrangement that shall have satisfied the Rating Agency Condition in the event of the termination of any Class A Swap or Class C Swap.

“Quarterly Excess Spread Percentage” means (a) with respect to the May 2007 Payment Date, the Excess Spread Percentage for the Monthly Period relating to such Payment Date, (b) with respect to the June 2007 Payment Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the Monthly Period

relating to the May 2007 Payment Date and (ii) the Excess Spread Percentage for the Monthly Period relating to the June 2007 Payment Date and the denominator of which is two, and (c) with respect to the July 2007 Payment Date and each Payment Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages determined with respect to the Monthly Periods relating to such Payment Date and the immediately preceding two Payment Dates and the denominator of which is three.

“Rating Agency” means each of Fitch, Moody’s and S&P.

“Reallocated Principal Collections” means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.7 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

“Redemption Amount” means, for any Transfer Date, after giving effect to any deposits and payments otherwise to be made on the related Payment Date, the sum of (i) the Note Principal Balance on the related Payment Date, (ii) Monthly Interest for the related Payment Date and any Monthly Interest previously due but not distributed to the Series 2007-1 Noteholders, (iii) the amount of Additional Interest, if any, for the related Payment Date and any Additional Interest previously due but not distributed to the Series 2007-1 Noteholders on a prior Payment Date and (iv) any amounts owing to any Counterparty pursuant to the terms of the Class A Swap or Class C Swap.

“Reference Banks” means four major banks in the London interbank market selected by the Servicer.

“Related Interest” is defined in Section 9.1(b).

“Removal Date” means a “Removal Date” as such term is defined in the Transfer Agreement.

“Required Excess Collateral Amount” means, at any time, 3.00% of the Collateral Amount; provided that:

(a)           except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 3.00% of the Initial Collateral Amount;

(b)           except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and

(c)           the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.

“Required Reserve Account Amount” means, for any Transfer Date on or after the Transfer Date in December 2009, an amount equal to (a) the sum of (i) the sum of all Fixed Rate Amounts (as defined in the Class A Swap and the Class C Swap, as applicable) payable by the Issuer under the Class A Swap and the Class C Swap (without giving effect to the netting of any other amounts against such Fixed Rate Amounts) for the Payment Dates occurring in January

2010, February 2010 and March 2010, (ii) the sum of the Class B Monthly Interest payable for the Payment Dates occurring in January 2010, February 2010 and March 2010, and (iii) the sum for all Payment Dates for the Payment Dates occurring in January 2010, February 2010 and March 2010 of the Class C Monthly Interest payable on each such Payment Date calculated assuming the Class C Note Interest Rate were equal to 0.27% per annum for each applicable Interest Period or (b) any other amount designated by the Issuer; provided, however, that if such designation is of a lesser amount, the Issuer shall (i) provide the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Issuer, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2007-1.

“Required Spread Account Amount” means, for any Payment Date, the product of (i) the Spread Account Percentage in effect on such date and (ii) during (x) the Revolving Period, the Collateral Amount, and (y) during the Controlled Accumulation Period or the Early Amortization Period, the Collateral Amount as of the last day of the Revolving Period; provided that, prior to the occurrence of an Event of Default and acceleration of the Series 2007-1 Notes the Required Spread Account Amount will never exceed the Class C Note Principal Balance (after taking into account any payments to be made on such Payment Date).

“Reserve Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Reserve Account Funding Date” means the Payment Date selected by the Servicer on behalf of the Issuer which occurs not later than the earliest of the Payment Date with respect to the Monthly Period which commences three months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.14); provided, however, if the Rating Agency Condition is satisfied, the Issuer may postpone the Reserve Account Funding Date.

“Reserve Account Surplus” means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

“Reserve Draw Amount” means, with respect to each Transfer Date relating to the Controlled Accumulation Period and each Transfer Date relating to the Early Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Payment Date are less than the Covered Amount determined as of such Transfer Date.

“Reset Date” means:

(a)           each Addition Date;

(b)           each Removal Date on which, if any Series of Notes has been paid in full, Principal Receivables for that Series are removed from the Trust;

(c)           each date on which there is an increase in the outstanding balance of any Variable Interest; and

(d)           each date on which a new Series or Class of Notes is issued.

“Revolving Period” means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

“RFS FASIT” means the Trust Estate designated as a FASIT within the meaning of section 860L of the Code.

“Senior Termination Payments” means any termination payments payable by the Issuer arising as a result of the early termination of the Class A Swap or the Class C Swap, as applicable, due to (i) a Tax Event or Illegality or (ii) any other Event of Default or Termination Event, unless, in the case of this clause (ii), the applicable Counterparty (as defined in this Indenture Supplement) is the Defaulting Party or sole Affected Party (unless otherwise indicated, terms used in the foregoing clauses (i) and (ii) shall have the respective meanings given to such terms in the Class A Swap or the Class C Swap, as the context requires).

“Series Accounts” means, collectively, the Finance Charge Account, the Principal Account, the Principal Accumulation Account, the Distribution Account, the Reserve Account, the Spread Account and the Swap Collateral Account (if any).

“Series Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the numerators used in determining the Allocation Percentage for Finance Charge Collections for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Collections for all outstanding Series as of the close of business on the subject Reset Date.

“Series Maturity Date” means, with respect to Series 2007-1, the March 2013 Payment Date.

“Series Servicing Fee Percentage” means 2% per annum.

“Series 2007-1” means the Series of Notes the terms of which are specified in this Indenture Supplement.

“Series 2007-1 Early Amortization Event” is defined in Section 6.1.

“Series 2007-1 Excess Finance Charge Collections” means Excess Finance Charge Collections allocated from other Series in Group One to Series 2007-1 pursuant to Section 8.6 of the Indenture.

“Series 2007-1 Note” means a Class A Note, a Class B Note or a Class C Note.

“Series 2007-1 Noteholder” means a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

“Spread Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Spread Account Deficiency” means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

“Spread Account Percentage” means, (i) 0% if the Quarterly Excess Spread Percentage on such Payment Date is greater than or equal to 5.00%, (ii) 2.00% if the Quarterly Excess Spread Percentage on such Payment Date is less than 5.00% and greater than or equal to 4.50%, (iii) 2.50% if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.50% and greater than or equal 4.00%, (iv) 3.50% if the Quarterly Excess Spread Percentage on such Payment Date is less than 4.00% and greater than or equal to 3.50%, (v) 4.50% if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.50% and greater than or equal to 3.00%, (vi) 5.50% if the Quarterly Excess Spread Percentage on such Payment Date is less than 3.00% and greater than or equal to 2.50%, (vii) 6.50% if the Quarterly Excess Spread Percentage on such Payment Date is less than 2.50% and greater than or equal to 1.50%, (viii) 7.50% if the Quarterly Excess Spread Percentage on such Payment Date is less than 1.50% and greater than or equal to 0.50% and (ix) 8.50% if the Quarterly Excess Spread Percentage on such Payment Date is less than 0.50%; provided that at any time that the amount on deposit in the Principal Accumulation Account equals the Note Principal Balance, the Spread Account Percentage shall equal 0%.

“Subordinated Termination Payments” means any termination payments other than Senior Termination Payments payable by the Issuer arising as a result of the early termination of the Class A Swap or the Class C Swap, as applicable.

“Surplus Collateral Amount” means, at any time, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount.

“Swap Collateral Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Target Amount” is defined in Section 4.3(b)(i).

“Trust” is defined in the preamble.

SECTION 1.2.  Incorporation of Terms.  The terms of the Indenture are incorporated in this Supplement as if set forth in full herein. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. If the terms of this Supplement and the terms of the Indenture conflict, the terms of this Supplement shall control with respect to the Series 2007-1.

ARTICLE II
CREATION OF THE SERIES 2007-1 NOTES

SECTION 2.1.  Designation.

(a)           There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “GE Capital Credit Card Master Note Trust, Series 2007-1” or the “Series 2007-1 Notes.”  The Series 2007-1 Notes shall be issued in three Classes, known as the “Class A Series 2007-1 Floating Rate Asset Backed Notes,” the “Class B Series 2007-1 4.95% Asset Backed Notes,” and the “Class C Series 2007-1 Floating Rate Asset Backed Notes.”

(b)           Series 2007-1 shall be included in Group One and shall be a Principal Sharing Series.  Series 2007-1 shall be an Excess Allocation Series with respect to Group One only.  Series 2007-1 shall not be subordinated to any other Series.

(c)           The Series 2007-1 Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 3.1.  Representations, Warranties and Covenants with respect to Net Swap Receipts.  The parties hereto agree that the representations, warranties and covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.

SECTION 3.2.  Representations, Warranties and Covenants with respect to Receivables.   The parties hereto agree that the representations, warranties and covenants set forth in Schedule II shall be a part of this Indenture Supplement for all purposes.

SECTION 3.3.  Representations, Warranties and Covenants with respect to ERISA.  By acquiring a Series 2007-1 Note, each purchaser and transferee shall be deemed to represent and warrant that either (i) it is not (and for so long as it holds such Series 2007-1 Note will not be), is not acting on behalf of (and for so long as it holds such Series 2007-1 Note) will not be acting on behalf of), and is not investing the assets of a Benefit Plan or (ii) its acquisition, continued holding and disposition of such Series 2007-1 Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any substantially similar applicable law.

ARTICLE IV
RIGHTS OF SERIES 2007-1 NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.1.  Determination of Interest and Principal.

(a)           The amount of monthly interest (“Class A Monthly Interest”) due and payable with respect to the Class A Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Note Interest Rate and (iii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class A Note Initial Principal Balance).

With respect to each Payment Date, the Issuer shall determine the excess, if any (the “Class A Deficiency Amount”), of (x) the aggregate amount of Class A Monthly Interest payable pursuant to this Section 4.1(a) as of the prior Payment Date over (y) the amount of Class A Monthly Interest actually paid on such Payment Date.  If the Class A Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class A Deficiency Amount is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Note Interest Rate plus 2% per annum and (iii) such Class A Deficiency Amount (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes.  Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

(b)           The amount of monthly interest (“Class B Monthly Interest”) due and payable with respect to the Class B Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 and the denominator of which is 360, (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class B Note Initial Principal Balance); provided that the Class B Monthly Interest for the May 2007 Payment Date shall be $725, 477.50.

With respect to each Payment Date, the Issuer shall determine the excess, if any (the “Class B Deficiency Amount”), of (x) the aggregate amount of Class B Monthly Interest payable pursuant to this Section 4.1(b) as of the prior Payment Date over (y) the amount of Class B Monthly Interest actually paid on such Payment Date.  If the Class B Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class B Deficiency Amount is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) a fraction, the numerator of which is 30 and the denominator of which is 360, (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period plus 2% per annum and (iii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes.  Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

(c)           The amount of monthly interest (“Class C Monthly Interest”) due and payable with respect to the Class C Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class C Interest Rate in effect with respect to the related Interest Period and (iii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class C Note Initial Principal Balance).

With respect to each Payment Date, the Issuer shall determine the excess, if any (the “Class C Deficiency Amount”), of (x) the aggregate amount of Class C Monthly Interest payable pursuant to this Section 4.1(c) as of the prior Payment Date over (y) the amount of Class C Monthly Interest actually paid on such Payment Date.  If the Class C Deficiency Amount for any Payment Date is greater than zero, on each subsequent Payment Date until such Class C Deficiency Amount is fully paid, an additional amount (“Class C Additional Interest”) equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period plus 2% per annum and (iii) such Class C Deficiency Amount (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes.  Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

(d)           The amount of monthly principal to be transferred from the Principal Account with respect to the Notes on each Payment Date (the “Monthly Principal”), beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to the related Monthly Period, (ii) for each Payment Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Payment Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.6 and 4.7) prior to any deposit into the Principal Accumulation Account on such Payment Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Payment Date.

SECTION 4.2.  Establishment of Accounts.

(a)           As of the Closing Date, the Issuer covenants to have established and shall thereafter maintain the Finance Charge Account, the Principal Account, the Principal Accumulation Account, the Distribution Account, the Reserve Account and the Spread Account, each of which shall be an Eligible Deposit Account.  In the event that any Counterparty is required to post collateral pursuant to the Class A Swap or Class C Swap, the Issuer shall establish a Swap Collateral Account, which shall be an Eligible Deposit Account.

(b)           If the depositary institution wishes to resign as depositary of any of the Series Accounts for any reason or fails to carry out the instructions of the Issuer for any reason, then the Issuer shall promptly notify the Indenture Trustee on behalf of the Noteholders.

(c)           On or before the Closing Date, the Issuer shall enter into a depositary agreement to govern the Series Accounts pursuant to which such accounts are continuously identified in the depositary institution’s books and records as subject to a security interest in favor of the Indenture Trustee on behalf of the Noteholders and, except as may be expressly provided herein to the contrary, in order to perfect the security interest of the Indenture Trustee on behalf of the

Noteholders under the UCC, the Indenture Trustee on behalf of the Noteholders shall have the power to direct disposition of the funds in the Series Accounts without further consent by the Issuer; provided however, that prior to the delivery by the Indenture Trustee on behalf of the Noteholders of notice otherwise, the Issuer shall have the right to direct the disposition of funds in the Series Accounts; provided further that the Indenture Trustee on behalf of the Noteholders agrees that it will not deliver such notice or exercise its power to direct disposition of the funds in the Series Accounts unless an Event of Default has occurred and is continuing.

(d)           The Issuer shall not close any of the Series Accounts unless it shall have (i) received the prior consent of the Indenture Trustee on behalf of the Noteholders, (ii) established a new Eligible Deposit Account with the depositary institution or with a new depositary institution satisfactory to the Indenture Trustee on behalf of the Noteholders, (iii) entered into a depositary agreement to govern such new account(s) with such new depositary institution which agreement is satisfactory in all respects to the Indenture Trustee on behalf of the Noteholders (whereupon such new account(s) shall become the applicable Series Account(s) for all purposes of this Indenture Supplement), and (iv) taken all such action as the Indenture Trustee on behalf of the Noteholders shall reasonably require to grant and perfect a first priority security interest in such account(s) under this Indenture Supplement.

SECTION 4.3.  Calculations and Series Allocations.

(a)           Allocations.  Finance Charge Collections, Principal Collections and Charged-Off Receivables allocated to Series 2007-1 pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.  Notwithstanding anything to the contrary in Section 4.3(b), during any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Section 4.3(b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Payment Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if the Originator is Servicer, any amounts owed to the Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2007-1 pursuant to Section 8.5 of the Indenture)).

(b)           Allocations to the Series 2007-1 Noteholders.  The Issuer shall on each Date of Processing, allocate to the Series 2007-1 Noteholders the following amounts as set forth below:

(i)            Allocations of Finance Charge Collections.  The Issuer shall allocate to the Series 2007-1 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and, subject to Section 4.16, shall deposit such amount into the Finance Charge Account; provided that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Collections of Finance Charge Receivables shall be transferred into the Finance Charge

Account only until such time as the aggregate amount so deposited equals the sum (the “Target Amount”) of (A) the fees payable to the Indenture Trustee, the Trustee and the Administrator on the related Payment Date, (B) the Net Interest Obligation on the related Payment Date, (C) if the Originator is not the Servicer, the Noteholder Servicing Fee (and if the Originator is the Servicer, then the Issuer covenants to pay directly to the Servicer as payment of the Noteholder Servicing Fee amounts that otherwise would have been transferred into the Finance Charge Account pursuant to this clause (C)), and (D) any amount required to be deposited in the Reserve Account and the Spread Account on the related Transfer Date; provided further, that, notwithstanding the preceding proviso, if on any Business Day the Issuer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Issuer, then (x) Issuer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days thereafter cause Transferor to deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Monthly Period but not deposited into the Finance Charge Account due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount); and provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause Transferor, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi) and (vii) but are not available from funds in the Finance Charge Account as a result of the operation of the second preceding proviso.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Monthly Period had been deposited in the Finance Charge Account and applied on the related Payment Date in accordance with Section 4.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on the related Payment Date.  To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(iv) of the definition of Collateral Amount.

(ii)           Allocations of Principal Collections.  The Issuer shall allocate to the Series 2007-1 Noteholders the following amounts as set forth below:

(x)            Allocations During the Revolving Period.

(1)           During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2007-1 Noteholders and first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount and third paid to the holders of the Transferor Interest.

(2)           With respect to each Monthly Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2007-1 Noteholders pursuant to this Section 4.3(b)(ii) are paid to Transferor, the Issuer shall cause Transferor to make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section  4.7.

(y)           Allocations During the Controlled Accumulation Period.  During the Controlled Accumulation Period an amount equal to the product of  the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a “Percentage Allocation”) shall be allocated to the Series 2007-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Payment Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount and third paid to the holders of the Transferor Interest.

(z)            Allocations During the Early Amortization Period.  During the Early Amortization Period, an amount equal to the product of  the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the 2007-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount and third paid to the holders of the Transferor Interest.

SECTION 4.4.  Application of Available Finance Charge Collections and Available Principal Collections.  On each Transfer Date or related Payment Date, as applicable, the Issuer shall withdraw, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Accumulation Account, the Principal Account and the Distribution Account as follows:

(a)           On each Payment Date, an amount equal to the Available Finance Charge Collections with respect to the related Payment Date will be paid or deposited in the following priority:

(i)            to pay, on a pari passu basis, the following amounts, to the extent allocated to Series 2007-1 pursuant to Section 8.4(d) of the Indenture: (A) the payment to the Indenture Trustee of the accrued and unpaid fees and other amounts owed to the Indenture Trustee up to a maximum amount of $25,000 for each calendar year, (B) the payment to the Trustee of the accrued and unpaid fees and other amounts owed to the Trustee up to a maximum amount of $25,000 for each calendar year and (C) the payment to the Administrator of the accrued and unpaid fees and other amounts owed to the Administrator up to a maximum amount of $25,000 for each calendar year;

(ii)           an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not paid to the Issuer on a prior Transfer Date, shall be paid to the Servicer;

(iii)          on a pari passu basis based on the amounts owing to the Class A Noteholders and each Class A Counterparty pursuant to this Section 4.4(a)(iii): (A) an amount equal to Class A Monthly Interest for such Payment Date, plus any Class A Deficiency Amount, plus the amount of any Class A Additional Interest for such Payment Date, plus the amount of any Class A Additional Interest previously due but not paid to Class A Noteholders on a prior Payment Date, shall be deposited into the Distribution Account, and (B) any Class A Senior Swap Payment for such Payment Date and any unpaid Class A Senior Swap Payments owed to the Class A Counterparty in respect of any prior Payment Date shall be paid to the Class A Counterparty;

(iv)          an amount equal to Class B Monthly Interest for such Payment Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Payment Date, plus the amount of any Class B Additional Interest previously due but not paid to Class B Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;

(v)           on a pari passu basis based on the amounts owing to the Class C Noteholders and each Class C Counterparty pursuant to this Section 4.4(a)(v): (A) an amount equal to Class C Monthly Interest for such Payment Date, plus any Class C Deficiency Amount, plus the amount of any Class C Additional Interest for such Payment Date, plus the amount of any Class C Additional Interest previously due but not paid to the Class C Noteholders on a prior Payment Date shall be deposited into the Distribution Account, and (B) any Class C Senior Swap Payment for such Payment Date and any unpaid Class C Senior Swap Payments owed to the Class C Counterparty in respect of any prior Payment Date shall be paid to the Class C Counterparty;

(vi)          (A) first, an amount equal to the Investor Default Amount for such Payment Date shall be treated as a portion of Available Principal Collections for such Payment Date and (B) second, an amount equal to any Investor Uncovered Dilution Amount for such Payment Date shall be treated as a portion of Available Principal Collections for such Payment Date, and any amounts treated as Available Principal Collections pursuant to subclause (A) or (B) of this clause (vi) during the Controlled Accumulation Period or the Early Amortization Period, shall be deposited into the Principal Account on the related Payment Date;

(vii)         an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this Section 4.4(a)(vii) shall be treated as a portion of Available Principal Collections for such Payment Date and during the Controlled Accumulation Period or Early Amortization Period shall be deposited into the Principal Account on the related Payment Date;

(viii)        on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.10(e), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

(ix)           an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.11(e) shall be deposited into the Spread Account;

(x)            without duplication of the amount specified in clause (vi)(B) of this Section 4.4(a), an amount equal to the Series Allocation Percentage (calculated by excluding all outstanding Series of Notes issued on any date prior to September 22, 2004 and any Series of Notes excluded from this calculation pursuant to the terms of the Indenture Supplement for such Series) of the excess, if any, of the Minimum Free Equity Amount over the Free Equity Amount, shall be treated as a portion of Available Principal Collections for such Payment Date and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on the related Payment Date;

(xi)           an amount equal to any Subordinated Termination Payments owing to the Class A Counterparty and any other amounts owing to the Class A Counterparty under the Class A Swap shall be paid to the Class A Counterparty;

(xii)          an amount equal to any Subordinated Termination Payments owing to the Class C Counterparty and any other amounts owing to the Class C Counterparty under the Class C Swap shall be paid to the Class C Counterparty;

(xiii)         unless an Early Amortization Event shall have occurred and be continuing, on a pari passu basis any amounts owed to such Persons listed in clause (i) above that have been allocated to Series 2007-1 pursuant to Section 8.4(d) of the Indenture and that have not been paid pursuant to clause (i) above shall be paid to such Persons; and

(xiv)        the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and will be applied in accordance with Section 8.6 of the Indenture; provided that during an Early Amortization Period, if any such Excess Finance Charge Collections would be paid to the Transferor in accordance with Section 8.6 of the Indenture, the portion of such Excess Finance Charge Collections that would otherwise be payable to the Transferor, first shall be used to pay Monthly Principal pursuant to Section 4.4(c) to the extent not paid in full from Available Principal Collections (calculated without regard to amounts available to be treated as Available Principal Collections pursuant to this clause (xiv)), second, shall be used to pay on a pari passu basis any amounts owed to such Persons listed in clause (i) above that have been allocated to Series 2007-1 pursuant to Section 8.4(d) of the Indenture and that have not been paid pursuant to clauses (i) and (xiii) above, and, third, any amounts remaining after payment in full of the Monthly Principal and amounts owed to such Persons listed in clause (i) above shall be paid to the Issuer in respect of the Ownership Interest.

(b)           On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(c)           On each Transfer Date or Payment Date, as applicable, with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be paid or deposited in the following order of priority:

(i)            during the Controlled Accumulation Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Principal Accumulation Account on the related Payment Date;

(ii)           during the Early Amortization Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Distribution Account on the related Payment Date and on such Payment Date shall be paid, first to the Class A Noteholders on the related Payment Date until the Class A Note Principal Balance has been paid in full; second to the Class B Noteholders until the Class B Note Principal

Balance has been paid in full; and third to the Class C Noteholders until the Class C Note Principal Balance has been paid in full; and

(iii)          in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) and (ii) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.  As of any Payment Date during the Controlled Accumulation Period or Early Amortization Period on which Available Principal Collections are treated as Shared Principal Collections, the Collateral Amount shall be reduced by an amount equal to the lesser of (x) the amount of Available Principal Collections applied as Shared Principal Collections and (y) the Surplus Collateral Amount.

(d)           On each Payment Date, the Issuer shall pay in accordance with Section 4.5 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iii) on such Payment Date, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iv) on such Payment Date and to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(v) on such Payment Date.

(e)           On the earlier to occur of (i) the first Payment Date with respect to the Early Amortization Period and (ii) the Expected Principal Payment Date, the Issuer shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account the amount deposited into the Principal Accumulation Account pursuant to Section 4.4(c)(i) and on such Payment Date shall pay such amount first to the Class A Noteholders, until the Class A Note Principal Balance is paid in full; second to the Class B Noteholders until the Class B Principal Balance is paid in full; and third to the Class C Noteholders until the Class C Note Principal Balance is paid in full.  On any Payment Date on or after the Payment Date in December 2009, if Available Finance Charge Collections for the related Monthly Period are not sufficient to pay Monthly Interest on such Payment Date, the Issuer shall withdraw the amount of such shortfall from the Principal Accumulation Account and apply such funds to pay any shortfall in payments required to be made pursuant to clauses (iii) through (v) of Section 4.4(a) in that order of priority.

(f)            The Issuer shall distribute any funds received in respect of the Ownership Interest to RFS Holding, L.L.C. as a distribution on RFS Holding, L.L.C.’s beneficial interest in the Issuer.

SECTION 4.5.  Distributions.

(a)           On each Payment Date, the Issuer shall pay to each Class A Noteholder of record on the related Record Date such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

(b)           On each Payment Date, the Issuer shall pay to each Class B Noteholder of record on the related Record Date such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

(c)           On each Payment Date, the Issuer shall pay to each Class C Noteholder of record on the related Record Date such Class C Noteholder’s pro rata share of the amounts on deposit in the Distribution Account (including amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such Payment Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

(d)           The payments to be made pursuant to this Section 4.5 are subject to the provisions of Section 7.1 of this Indenture Supplement.

(e)           All payments to Noteholders hereunder shall be made by (i) check mailed to each Series 2007-1 Noteholder (at such Noteholder’s address as it appears in the Note Register), except that for any Series 2007-1 Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made by wire transfer of immediately available funds and (ii) except as provided in Section 2.7(b) of the Indenture, without presentation or surrender of any Series 2007-1 Note or the making of any notation thereon.

SECTION 4.6.  Investor Charge-Offs.  On each Determination Date, the Issuer shall calculate the Investor Default Amount and any Investor Uncovered Dilution Amount for the preceding Monthly Period.  If, on any Transfer Date, the sum of the Investor Default Amount and any Investor Uncovered Dilution Amount for the preceding Monthly Period exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to Section 4.4(a)(vi) with respect to such Transfer Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).

SECTION 4.7.  Reallocated Principal Collections.  On each Transfer Date, the Issuer shall apply Reallocated Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in Sections 4.4(a)(i), (ii), (iii), (iv) and (v).  On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

SECTION 4.8.  Excess Finance Charge Collections.  Series 2007-1 shall be an Excess Allocation Series with respect to Group One only.  Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2007-1 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for the related Payment Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2007-1 for such Payment Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Payment Date.  The “Finance Charge Shortfall” for Series 2007-1 for any Payment Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.4(a)(i) through (xiii) on such Payment Date over (b) the Available Finance Charge Collections with respect to such Payment

Date (excluding any portion thereof attributable to Excess Finance Charge Collections); provided that if Excess Finance Charge Collections for any Payment Date with respect to the Excess Allocation Series in Group One are not sufficient to cover Finance Charge Shortfalls for all Excess Allocation Series in Group One for the related Payment Date, then the Finance Charge Shortfall for Series 2007-1 shall be reduced to the excess, if any, of an amount equal to 0.50% of the Note Principal Balance over the amount of Available Finance Charge Collections with respect to such Payment Date (excluding any portion thereof attributable to Excess Finance Charge Collections).  If any Excess Finance Charge Collections remain after applying Excess Finance Charge Collections to the Finance Charge Shortfalls of all Excess Allocation Series in Group One for the related Payment Date, before any such Excess Finance Charge Collections are applied in accordance with clause (b) of the first sentence of Section 8.6 of the Indenture, any remaining Excess Finance Charge Collections shall first be deposited into the Finance Charge Account and any other “finance charge account” for any other Excess Allocation Series in Group One to the extent the full “Finance Charge Shortfall” (as defined in the related Indenture Supplement) for such Series for such Payment Date has not already been deposited into the related finance charge account until the amount deposited into the Finance Charge Account and each other finance charge account equals the respective “Finance Charge Shortfall” (as defined in the related Indenture Supplement) for each such Excess Allocation Series in Group One; provided that if there are not sufficient Excess Finance Charge Collections to cover all shortfalls in the “Finance Charge Shortfall” (as defined in the related Indenture Supplements) for all Excess Allocation Series in Group One, such Excess Finance Charge Collections shall be applied pro rata based on the amount of the shortfalls for all such Excess Allocation Series in Group One.

SECTION 4.9.  Shared Principal Collections.  Subject to Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2007-1 on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2007-1 for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date.  The “Principal Shortfall” for Series 2007-1 will be equal to (a) for any Transfer Date with respect to the Revolving Period or any Transfer Date during the Early Amortization Period prior to the Transfer Date relating to the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, zero, (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections or amounts available to be treated as Available Principal Collections pursuant to clause (xiv) of Section 4.4(a)) and (c) for any Transfer Date relating to any Payment Date on or after the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, the Note Principal Balance; provided that if Shared Principal Collections for any Transfer Date during the Controlled Accumulation Period are not sufficient to cover the Principal Shortfalls for all Series for such Transfer Date, then the Principal Shortfall for Series 2007-1 shall be reduced to the excess, if any, of the sum of $120,280,000, plus any existing Accumulation Shortfall with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections or amounts available to be treated as

Available Principal Collections pursuant to clause (xiii) of Section 4.4(a)).  If any Shared Principal Collections remain after applying Shared Principal Collections to the Principal Shortfalls for all Series for such Transfer Date, before any such Shared Principal Collections are applied in accordance with clause (b) of the first sentence of Section 8.5 of the Indenture, any remaining Shared Principal Collections shall first be deposited into the Principal Accumulation Account and any other “principal accumulation account” for any other Series of Notes in an accumulation period to the extent the full “Controlled Deposit Amount” (as defined in the related Indenture Supplement) for such Series for such Payment Date has not already been deposited into the related principal accumulation account until the amount deposited into the Principal Accumulation Account and each other principal accumulation account equals the respective “Controlled Deposit Amount” (as defined in the related Indenture Supplement) for each such Series of Notes; provided that if there are not sufficient Shared Principal Collections to cover all shortfalls in the “Controlled Deposit Amounts” (as defined in the related Indenture Supplements) for all Series of Notes, such Shared Principal Collections shall be applied pro rata based on the amount of the shortfalls for all such Series of Notes.

SECTION 4.10.  Reserve Account.

(a)           On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and any remaining interest and earnings (net of losses and investment expenses) shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for the related Monthly Period.  For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(b)           On or before each Transfer Date with respect to the Controlled Accumulation Period and on or before the first Transfer Date with respect to the Early Amortization Period, the Issuer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.4(a)(viii)  on the following Payment Date.

(c)           If for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Issuer and deposited into the Finance Charge Account for application as Available Finance Charge Collections on the following Payment Date.

(d)           If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Issuer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and distribute any such amounts to the holders of the Transferor Interest.

(e)           Upon the payment in full of all amounts owing to the Series 2007-1 Noteholders,  and after the prior payment of all amounts payable from the Reserve Account, the Issuer shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and distribute any such amounts in the following order of priority: (i) an amount equal to the Subordinated Termination Payments, if any, payable to the Class A Counterparty will be paid to the Class A Counterparty; (ii) an amount equal to the Subordinated Termination Payments, if any, payable to the Class C Counterparty will be paid to the Class C Counterparty, and (iii) any excess shall be released to the holders of the Transferor Interest.  The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement.

SECTION 4.11.  Spread Account.

(a)           On or before each Transfer Date, if the aggregate amount of Available Finance Charge Collections available for application pursuant to Section 4.4(a)(v) is less than the aggregate amount required to be deposited pursuant to Section 4.4(a)(v), the Issuer shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account and shall apply such amount in accordance with Section 4.4(a)(v).

(b)           Unless an Early Amortization Event occurs, the Issuer will withdraw from the Spread Account and deposit in the Collection Account for payment to the Class C Noteholders on the Expected Principal Payment Date for the Class C Notes an amount equal to the lesser of:  (i) the amount on deposit in the Spread Account after application of any amounts set forth in clause (a) above and (ii) the Class C Note Principal Balance.

(c)           Upon an Early Amortization Event, the amount, if any, remaining on deposit in the Spread Account, after making the payments described in clause (a) above, shall be applied to pay principal on the Class C Notes on the earlier of the Series Maturity Date and the first Payment Date on which the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full.

(d)           On any day following the occurrence of an Event of Default with respect to Series 2007-1 that has resulted in the acceleration of the Series 2007-1 Notes, the Issuer shall withdraw from the Spread Account the Available Spread Account Amount and deposit such amount in the Distribution Account for payment to the Series 2007-1 Notes in the following order of priority until all amounts owed to such Noteholders have been paid in full: (i) the Class C Noteholders, (ii) the Class A Noteholders and (iii) the Class B Noteholders.

(e)           If on any Payment Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account pursuant to Section 4.4(a)(ix) up to the amount of the Spread Account Deficiency.

(f)            If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Payment Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, the Issuer shall withdraw an amount equal to such excess from the Spread Account and distribute such amount to the Transferor.  On the date on which the Class C Note Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to Sections 4.11(a), (b), (c) and (d), the Issuer shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holders of the Transferor Interest.

SECTION 4.12.  Investment of Accounts.  (a)  To the extent there are uninvested amounts deposited in the Series Accounts, the Issuer shall cause such amounts to be invested in Permitted Investments selected by the Issuer that mature no later than the immediately preceding Transfer Date.

(b)           On each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Issuer shall transfer from the Principal Accumulation Account to the Finance Charge Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation for application as Available Finance Charge Collections in accordance with Section 4.4.

(c)           Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

(d)           On each Transfer Date (but subject to Section 4.11(a)), the Investment Earnings, if any, credited since the preceding Transfer Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be paid to the holders of the Transferor Interest.  For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to Section 4.11(a)), all Investment Earnings shall be deemed not to be available or on deposit; provided that after the maturity of the Series 2007-1 Notes has been accelerated as a result of an Event of Default, all Investment Earnings shall be added to the balance on deposit in the Spread Account and treated like the rest of the Available Spread Account Amount.

SECTION 4.13.  Controlled Accumulation Period.  The Controlled Accumulation Period is scheduled to commence at the beginning of business on April 22, 2009; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date is less than or more than the number of months in the scheduled Controlled Accumulation Period, upon written notice to the Indenture Trustee, with a copy to each Rating Agency, the Issuer shall either postpone or accelerate, as applicable, the date on which the Controlled Accumulation Period actually commences, so that, as a result, the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided that the length of the Controlled Accumulation Period will not be less than one month.  The “Controlled Accumulation Period Length” will mean a number of whole months such that the amount available for payment of principal on the Notes on the Expected Principal Payment Date is expected to equal or exceed the Note Principal Balance, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods, (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding

Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued.  Any notice by Issuer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.13 shall specify (i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period.

SECTION 4.14.  Determination of LIBOR.

(a)           On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee shall determine LIBOR on the basis of the rate per annum displayed in the Bloomberg Financial Markets system as the composite offered rate for London interbank deposits for a period of the Designated Maturity, as of 11:00 a.m., London time, on that date.  If that rate does not appear on that display page, LIBOR for that Interest Period will be the rate per annum shown on page 3750 of the Moneyline Telerate Services Report screen or any successor page as the composite offered rate for London interbank deposits for a one-month period, as shown under the heading “USD” as of 11:00 a.m., London time, on the LIBOR Determination Date.  If no rate is shown as described in the preceding two sentences, LIBOR for that Interest Period will be the rate per annum based on the rates at which Dollar deposits for a period of the Designated Maturity are displayed on page “LIBOR” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, on the LIBOR Determination Date; provided that if at least two rates appear on that page, the rate will be the arithmetic mean of the displayed rates and if fewer than two rates are displayed, or if no rate is relevant, the rate for that Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for the period of the Designated Maturity.  The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of the quotations.  If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

(b)           The Class A Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 735-7777 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2007-1 Noteholder from time to time.

(c)           On each LIBOR Determination Date, the Indenture Trustee shall send to the Issuer by facsimile transmission, notification of LIBOR for the following Interest Period.

SECTION 4.15.  Swaps.  (a) On or prior to the Closing Date, the Issuer shall enter into a Class A Swap with the Class A Counterparty and a Class C Swap with the Class C Counterparty for the benefit of the Class A Noteholders and the Class C Noteholders, respectively.  The aggregate notional amount under the Class A Swap shall, at any time, be equal to the Class A Note Principal Balance at such time.  The aggregate notional amount under the Class C Swap shall, at any time, be equal to the Class C Note Principal Balance.  The Issuer shall cause the Class A Counterparty or the Class C Counterparty to deposit Net Swap Receipts payable in the Collection Account.  On any Payment Date when there shall be a Class A Senior Swap Payment, the Issuer shall pay such Class A Senior Swap Payment subject to the priority of payments set forth in Section 4.4(a)(iii).  On any Payment Date when there shall be a Class C Senior Swap Payment, the Issuer shall pay such Class C Senior Swap Payment subject to the priority of payments set forth in Section 4.4(a)(v).  On any Payment Date when there shall be Subordinated Termination Payments or any other miscellaneous payments payable by the Issuer to the Counterparties, the Issuer shall pay such amounts subject to the priority of payments set forth in Sections 4.4(a)(xi) and (xii).

(b)           When required under the terms of the existing Class A Swap or Class C Swap, the Issuer shall obtain a Qualifying Substitute Arrangement.

SECTION 4.16.  Deposit of Collections.  Notwithstanding anything to the contrary in the Indenture, for any Monthly Period during which the Issuer is permitted to make a single monthly deposit to the Collection Account pursuant to Section 8.4 of the Indenture for such Monthly Period, the Issuer need not make the daily deposits of Collections into the Collection Account as provided in Section 8.4 of the Indenture, but may make a single deposit in the Collection Account in immediately available funds not later than 12:00 noon., New York City time, on the related Payment Date.

ARTICLE V
DELIVERY OF SERIES 2007-1 NOTES;
REPORTS TO SERIES 2007-1 NOTEHOLDERS

SECTION 5.1.  Delivery and Payment for the Series 2007-1 Notes.

The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2007-1 Notes in accordance with Section 2.2 of the Indenture.  The Indenture Trustee shall deliver the Series 2007-1 Notes to or upon the written order of the Issuer when so authenticated.

SECTION 5.2.  Reports and Statements to Series 2007-1 Noteholders.

(a)           Not later than the second Business Day preceding each Payment Date, the Issuer shall deliver or cause the Servicer to deliver to the Trustee, the Indenture Trustee and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Servicer; provided that the Issuer may amend the form of Exhibit B from time to time, with the prior written consent of the Indenture Trustee.  On each Payment Date, the Issuer shall forward to each Series 2007-1 Noteholder a statement substantially in the form of Exhibit B.

(b)           A copy of each statement or certificate provided pursuant to Section 5.2(a) may be obtained by any Series 2007-1 Noteholder by a request in writing to the Issuer.

(c)           On or before January 31 of each calendar year, beginning with January 31, 2007, the Issuer shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2007-1 Noteholder the information for the preceding calendar year, or the applicable portion thereof during which the Person was a Noteholder, as is required to be provided by an issuer of indebtedness under the Code to the holders of the Issuer’s indebtedness and such other customary information as is necessary to enable such Noteholder to prepare its federal income tax returns.  Notwithstanding anything to the contrary contained in this Agreement, the Issuer shall, to the extent required by applicable law, from time to time furnish to the appropriate Persons, at least five Business Days prior to the end of the period required by applicable law, the informed required to complete a Form 1099-INT.

ARTICLE VI
SERIES 2007-1 EARLY AMORTIZATION EVENTS

SECTION 6.1.  Series 2007-1 Early Amortization Events.  If any one of the following events shall occur with respect to the Series 2007-1 Notes:

(a)           (i)  failure on the part of Transferor to make any payment or deposit required to be made by it by the terms of the Trust Receivables Purchase Agreement or the Transfer Agreement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure of the Transferor duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Trust Receivables Purchase Agreement or the Transfer Agreement which failure has a material adverse effect on the Series 2007-1 Noteholders and which continues unremedied for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Noteholder of the Series 2007-1 Notes;

(b)           any representation or warranty made by Transferor in the Transfer Agreement or the Trust Receivables Purchase Agreement or any information contained in an account schedule required to be delivered by it pursuant to Section 2.1 or Section 2.6(c) of the Transfer Agreement, Trust Agreement or the Bank Receivables Sale Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Noteholder of the Series 2007-1 Notes and as a result of which the interests of the Series 2007-1 Noteholders are materially and adversely affected for such period; provided, however, that a Series 2007-1 Early Amortization Event pursuant to this Section 6.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Transferred Receivable, or all of such Transferred Receivables, if applicable, during such period in accordance with the provisions of the Transfer Agreement or the Trust Receivables Purchase Agreement;

(c)           a failure by Transferor under the Transfer Agreement to convey Transferred Receivables in Additional Accounts or Participations to the Trust when it is required to convey such Transferred Receivables pursuant to Section 2.6(a) of the Transfer Agreement;

(d)           any Servicer Default or any Indenture Servicer Default shall occur;

(e)           the Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over the same Monthly Periods unless the Collateral Amount shall equal zero on the Transfer Date following the third of such Monthly Periods;

(f)            the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;

(g)           the Class A Counterparty or the Class C Counterparty shall fail to pay any net amount payable by such Counterparty under the Class A Swap or the Class C Swap, as applicable, as a result of LIBOR being greater than the Class A Swap Rate or the Class C Swap Rate, as applicable, and such failure is not cured within five Business Days;

(h)           the Class A Swap shall terminate prior to the earlier of the payment in full of the Class A Notes and the Series Maturity Date if the Issuer shall fail to enter into a replacement Class A Swap or other Qualifying Substitute Arrangement in accordance with subsection 4.15(b) within ten Business Days; or the Class C Swap shall terminate prior to the earlier of the payment in full of the Class C Notes and the Series Maturity Date if the Issuer shall fail to enter into a replacement Class C Swap or other Qualifying Substitute Arrangement in accordance with subsection 4.15(b) within ten Business Days; or

(i)            without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2007-1 and acceleration of the maturity of the Series 2007-1 Notes pursuant to Section 5.3 of the Indenture;

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series 2007-1 Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2007-1 Notes by notice then given in writing to the Issuer (and to the Indenture Trustee if given by the Series 2007-1 Noteholders) may declare that a “Series Early Amortization Event” with respect to Series 2007-1 (a “Series 2007-1 Early Amortization Event”) has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g), (h) or (i) a Series 2007-1 Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2007-1 Noteholders immediately upon the occurrence of such event.

ARTICLE VII
REDEMPTION OF SERIES 2007-1 NOTES; FINAL DISTRIBUTIONS; SERIES TERMINATION

SECTION 7.1.  Optional Redemption of Series 2007-1 Notes; Final Distributions.

(a)           On any day occurring on or after the date on which the outstanding principal balance of the Series 2007-1 Notes is reduced to 10% or less of the initial outstanding principal balance of Series 2007-1 Notes, Transferor has the option pursuant to the Trust Agreement to reduce the Collateral Amount to zero by paying a purchase price equal to the greater of (x) the Collateral Amount, plus the applicable Allocation Percentage of outstanding Finance Charge

Receivables and (y) a minimum amount equal to (i) if such day is a Payment Date, the Redemption Amount for such Payment Date or (ii) if such day is not a Payment Date, the Redemption Amount for the Payment Date following such day.  If Transferor exercises such option, Issuer will apply such purchase price to repay the Notes in full as specified below.

(b)           Issuer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Transferor intends to exercise such optional redemption.  Not later than 12:00 noon, New York City time, on such day Transferor shall deposit into the Distribution Account in immediately available funds the excess of the Redemption Amount over the amount, if any, on deposit in the Principal Accumulation Account.  Such redemption option is subject to payment in full of the Redemption Amount.  Following such deposit into the Distribution Account in accordance with the foregoing, the Collateral Amount for Series 2007-1 shall be reduced to zero and the Series 2007-1 Noteholders shall have no further security interest in the Transferred Receivables.  The Redemption Amount shall be paid as set forth in Section 7.1(d).

(c)           (i)  The amount to be paid by the Transferor with respect to Series 2007-1 in connection with a reassignment of Transferred Receivables to the Transferor pursuant to Section 6.1(e) of the Transfer Agreement shall not be less than the Redemption Amount for the first Payment Date following the Monthly Period in which the reassignment obligation arises under the Transfer Agreement.

(ii)           The amount to be paid by the Issuer with respect to Series 2007-1 in connection with a repurchase of the Notes pursuant to Section 10.1 of the Trust Agreement shall not be less than the Redemption Amount for the Payment Date of such repurchase.

(d)           With respect to (i) the Redemption Amount deposited into the Distribution Account pursuant to Section 7.1 or (ii) the proceeds of any sale of Transferred Receivables pursuant to Section 5.3 of the Indenture with respect to Series 2007-1, the Indenture Trustee shall, in accordance with the written direction of the Issuer, not later than 12:00 noon, New York City time, on the related Payment Date, make payments of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and payments otherwise to be made on such date) in immediately available funds:  (i) an amount equal to the Class A Senior Swap Payments, if any, payable to the Class A Counterparty will be paid to the Class A Counterparty, (ii) (x) the Class A Note Principal Balance on such Payment Date will be paid to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest due and payable on such Payment Date or any prior Payment Date, (B) any Class A Deficiency Amount for such Payment Date and (C) the amount of Class A Additional Interest, if any, for such Payment Date and any Class A Additional Interest previously due but not paid to the Class A Noteholders on any prior Payment Date, will be paid to the Class A Noteholders, (iii) (x) the Class B Note Principal Balance on such Payment Date will be paid to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest due and payable on such Payment Date or any prior Payment Date, (B) any Class B Deficiency Amount for  such Payment Date and (C) the amount of Class B Additional Interest, if any, for such Payment Date and any Class B Additional Interest previously due but not paid to the Class B Noteholders on any prior Payment Date, will be paid to the Class B Noteholders, (iv) an amount equal to the Class C Senior Swap Payments, if any, payable to the Class C Counterparty will be paid to the

Class C Counterparty, (v)  (x) the Class C Note Principal Balance on such Payment Date will be paid to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest due and payable on such Payment Date or any prior Payment Date, (B) any Class C Deficiency Amount for such Payment Date, and (C) the amount of Class C Additional Interest, if any, for such Payment Date and any Class C Additional Interest previously due but not paid to the Class C Noteholders on any prior Payment Date will be paid to the Class C Noteholders, (vi) an amount equal to the Subordinated Termination Payments, if any, payable to the Class A Counterparty will be paid to the Class A Counterparty; (vii) an amount equal to the Subordinated Termination Payments, if any, payable to the Class C Counterparty will be paid to the Class C Counterparty, and (viii) any excess shall be released to the Issuer.

SECTION 7.2.  Series Termination.

On the Series Maturity Date, the unpaid principal amount of the Series 2007-1 Notes shall be due and payable.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

SECTION 8.1.  Ratification of Indenture; Amendments.  (a)         As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.  This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 9.1 or 9.2 of the Indenture.  For purposes of the application of Section 9.2 to any amendment of this Indenture Supplement, the Series 2007-1 Noteholders shall be the only Noteholders whose vote shall be required.

(b)           The Issuer shall not amend the Class A Swap or the Class C Swap unless (i)(A) the amendment is being entered into to cure any ambiguity or correct or supplement any provision of or to add or change any provisions concerning matters or questions raised under the Class A Swap or the Class C Swap, as applicable, (B) the Rating Agency Condition is satisfied and (C) the Transferor has delivered an Officer’s Certificate to the Issuer certifying the amendment will not cause an Adverse Effect; (ii) the Rating Agency Condition is satisfied and the amendment is being entered into to add, modify or eliminate provisions necessary or advisable in order to enable (A) a FASIT election to be made with respect to all or part of RFS Funding Trust or the Issuer, (B) so long as a FASIT Election is in effect, all or part of RFS Funding Trust or the Issuer to qualify as a FASIT under the code, (C) the termination of a FASIT election with respect to all or part of the Issuer or (D) the Issuer to avoid the imposition of state or local income or franchise taxes on the Issuer’s property or its income or (iii) the Issuer obtains the consent of the 66 2/3% of the Outstanding Principal Balance of the Series 2007-1 Notes; provided that any such amendment shall not affect any cash payment or receipt required under the existing terms of the affected Class A Swap or Class C Swap.

SECTION 8.2.  Form of Delivery of the Series 2007-1 Notes.  The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes and shall be delivered as provided in Sections 2.1 and 2.2 of the Indenture.

SECTION 8.3.  Counterparts.  This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

SECTION 8.4.  GOVERNING LAW.  (a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  THIS INDENTURE SUPPLEMENT IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

(b)           EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE.  EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 11.4 OF THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.  NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY

RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8.5.  Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Trustee of the Trust, in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

SECTION 8.6.  Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

SECTION 8.7.  Notice Address for Rating Agencies.  Notices, if any, required to be delivered to the Rating Agencies by the Issuer, the Indenture Trustee or the Trustee shall be sent to the following address:

Fitch Ratings
One State Street Plaza
New York, NY 10004
Facsimile: (212)-514-9879

Moody’s Rating Service
99 Church Street
New York, NY 10007
Facsimile:  (212) 553-3856

Standard & Poor’s
Structured Finance Surveillance
55 Water Street
New York, NY 10041
Attention:  ABS Surveillance Group
Facsimile: (212) 438-2648

ARTICLE IX
FASIT MATTERS

SECTION 9.1.  FASIT Administration.

(a)           FASIT Matters.  An election has been made to treat the Trust Estate as a FASIT known as the RFS FASIT.  December 30, 2002 was designated as the “Startup Day” of the RFS FASIT within the meaning of section 860L(d)(1) of the Code.  The Ownership Interest was designated as the single class of “ownership interest” (within the meaning of section 860L(b)(2) of the Code) in the RFS FASIT.  Notwithstanding any provision of the Indenture or this Indenture Supplement to the contrary, each class of Series 2007-1 Regular Interests shall mature on or before December 1, 2020.

(b)           Series 2007-1 Regular Interests.  Each Class of Notes is hereby designated a separate class of “regular interests” in the RFS FASIT within the meaning of section 860L(b)(1)(A) of the Code and each Note is hereby designated a separate “regular interest” within such Class.  Each of the Class A Notes is hereby designated a “Class A Regular Interest,” each of the Class B Notes is hereby designated a “Class B Regular Interest” and each of the Class C Notes is hereby designated a “Class C Regular Interest” (the Class A Regular Interests, the Class B Regular Interests and the Class C Regular Interests being referred to collectively as the “Series 2007-1 Regular Interests”).  The Series 2007-1 Regular Interest shall bear interest at a rate equal to the rate of interest on the related Class A Note, Class B Note or Class C Note, as applicable (such related interest, a “Related Interest”).  The rate of interest on each Related Interest is intended to qualify as a qualifying variable rate under section 860L(b)(1)(A)(ii) of the Code.  Interest shall be paid on each Class of Series 2007-1 Regular Interest at the same times as Interest is paid on the Class A Notes, Class B Notes and Class C Notes (which Interest shall be allocated among the Series 2007-1 Regular Interests in proportion to the amount of Interest owning on the respective Related Interests if there is more than one class of such Series 2007-1 Regular Interests and Interest with respect to each class is not paid in full).  The principal amount of each Series 2007-1 Regular Interest shall equal the respective amount of the Class A Note Principal Balance, Class B Note Principal Balance or Class C Note Principal Balance, as applicable, with respect to the Related Interest for such Series 2007-1 Regular Interest.

(c)           Payment of Principal on Class A Regular Interests.  On each Payment Date, beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, the principal amount of each Class A Regular Interest related to a Class A Note shall be reduced by such Class A Note’s pro rata share of an amount equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Payment Date, (ii) for each Payment Date with respect to the Controlled Accumulation Period, the Controlled Deposit

Amount for such Payment Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.6 and 4.7) prior to any deposit into the Principal Accumulation Account on such Payment Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Payment Date.

(d)           Payment of Principal on Class B Regular Interests.  On each Payment Date, beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, the principal amount of each Class B Regular Interest related to a Class B Note shall be reduced by such Class B Note’s pro rata share of an amount equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Payment Date, (ii) for each Payment Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Payment Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.6 and 4.7) prior to any deposit into the Principal Accumulation Account on such Payment Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Payment Date.

(e)           Payment of Principal on Class C Regular Interests. On each Payment Date, beginning with the Payment Date in the Monthly Period following the Monthly Period in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, the principal amount of each Class C Regular Interest related to a Class C Note shall be reduced by such Class C Note’s pro rata share of an amount equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Payment Date, (ii) for each Payment Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Payment Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Payment Date pursuant to Sections 4.6 and 4.7) prior to any deposit into the Principal Accumulation Account on such Payment Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Payment Date.

(f)            The Issuer hereby agrees to take such further actions as may be required to effectuate this Article IX and the intent that the RFS FASIT be treated as a FASIT.

(g)           Alternative Characterization.  The Issuer acknowledges that the American Jobs Creation Act of 2004 (the “Jobs Act”) repealed the provisions of the Code governing FASITs.  In the event that the Internal Revenue Service issues guidance in the form of a Notice, Revenue Procedure, Revenue Ruling, or Private Letter Ruling providing for FASITs existing prior to October 22, 2004 to terminate and/or cease issuing regular interests, then it is the intent of the parties hereto that, for federal income tax purposes, (i) the Trust Estate be disregarded as an entity separate from RFS Holding L.L.C. and (ii) the Notes be treated as debt.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Issuer

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but solely as Trustee on behalf of Issuer

By:	/s/ Kristine K. Gullo
Name: Kristine K. Gullo
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Susan Barstock
Name: Susan Barstock
Title: Vice President

By:	/s/ Mark DiGiacomo
Name: Mark DiGiacomo
Title: Assistant Vice President

S-1	Amended and Restated Indenture Supplement (Series 2007-1)

EXHIBIT A-1

FORM OF CLASS A SERIES 2007-1 FLOATING RATE ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN 66 2/3% OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS OF EACH SERIES HAS APPROVED SUCH FILING AND IT WILL NOT DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTE AGAINST THE TRANSFEROR ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN ANY INSTANCE; PROVIDED, THAT THE FOREGOING SHALL NOT IN ANYWAY LIMIT THE NOTEHOLDER’S RIGHTS TO PURSUE ANY OTHER CREDITOR RIGHTS OR REMEDIES THAT THE NOTEHOLDERS MAY HAVE FOR CLAIMS AGAINST THE ISSUER.

THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) SUCH HOLDER IS NOT (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE), IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF), AND IS NOT INVESTING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE PLAN ASSETS OF A PLAN DESCRIBED IN (A) OR (B)

1

ABOVE OR (D) OTHER PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

2

REGISTERED No. R-	$ CUSIP NO.

GE CAPITAL CREDIT CARD
MASTER NOTE TRUST SERIES 2007-1

CLASS A SERIES 2007-1 FLOATING RATE ASSET BACKED NOTE

GE Capital Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by a Trust Agreement dated as of September 25, 2003, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of                                    DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2013 Payment Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Payment Date until the Final Payment Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the March 2013 Payment Date). Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date.  Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Issuer

	By:	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity but solely as
Trustee on behalf of Issuer

By:
Name:
Title:

Dated: ,

4

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Authorized Signatory

5

GE CAPITAL CREDIT CARD
MASTER NOTE TRUST SERIES 2007-1

CLASS A SERIES 2007-1 FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Capital Credit Card Master Note Trust, Series 2007-1 (the “Series 2007-1 Notes”), issued under a Master Indenture dated as of September 25, 2003 (as amended, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of March 29, 2007 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, GE MONEY BANK, RFS HOLDING, L.L.C., OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**
Signature Guaranteed:

**          The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

7

EXHIBIT A-2

FORM OF CLASS B SERIES 2007-1 4.95% ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN 66 2/3% OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS OF EACH SERIES HAS APPROVED SUCH FILING AND IT WILL NOT DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTE AGAINST THE TRANSFEROR ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN ANY INSTANCE; PROVIDED, THAT THE FOREGOING SHALL NOT IN ANYWAY LIMIT THE NOTEHOLDER’S RIGHTS TO PURSUE ANY OTHER CREDITOR RIGHTS OR REMEDIES THAT THE NOTEHOLDERS MAY HAVE FOR CLAIMS AGAINST THE ISSUER.

THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) SUCH HOLDER IS NOT (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE), IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF), AND IS NOT INVESTING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE PLAN ASSETS OF A PLAN DESCRIBED IN (A) OR (B)

1

ABOVE OR (D) OTHER PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

2

REGISTERED No. R-	$ CUSIP NO.

GE CAPITAL CREDIT CARD
MASTER NOTE TRUST SERIES 2007-1

CLASS B SERIES 2007-1 4.95% ASSET BACKED NOTE

GE Capital Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by a Trust Agreement dated as of September 25, 2003, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of                 DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2013 Payment Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Payment Date until the Final Payment Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the March 2013 Payment Date).  Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date.  Interest will be computed on the basis of a 360-day year and of twelve 30-day months.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

3

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Issuer

	By:	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity but solely as
Trustee on behalf of Issuer

By:
Name:
Title:

Dated: ,

4

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Authorized Signatory

5

GE CAPITAL CREDIT CARD
MASTER NOTE TRUST SERIES 2007-1

CLASS B SERIES 2007-1 4.95% ASSET BACKED NOTE

Summary of Terms and Conditions

This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Capital Credit Card Master Note Trust, Series 2007-1 (the “Series 2007-1 Notes”), issued under a Master Indenture dated as of September 25, 2003 (as amended, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of March 29, 2007 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes and the Class C Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, GE MONEY BANK, RFS HOLDING, L.L.C., OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**
Signature Guaranteed:

**          The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

7

EXHIBIT A-3

FORM OF CLASS C SERIES 2007-1 FLOATING RATE ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTED AGAINST THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW UNLESS NOTEHOLDERS OF NOT LESS THAN 66 2/3% OF THE OUTSTANDING PRINCIPAL AMOUNT OF EACH CLASS OF EACH SERIES HAS APPROVED SUCH FILING AND IT WILL NOT DIRECTLY OR INDIRECTLY INSTITUTE OR CAUSE TO BE INSTITUTE AGAINST THE TRANSFEROR ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDING OR OTHER PROCEEDING UNDER ANY FEDERAL OR STATE BANKRUPTCY LAW IN ANY INSTANCE; PROVIDED, THAT THE FOREGOING SHALL NOT IN ANYWAY LIMIT THE NOTEHOLDER’S RIGHTS TO PURSUE ANY OTHER CREDITOR RIGHTS OR REMEDIES THAT THE NOTEHOLDERS MAY HAVE FOR CLAIMS AGAINST THE ISSUER.

THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) SUCH HOLDER IS NOT (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE), IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF), AND IS NOT INVESTING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE PLAN ASSETS OF A PLAN DESCRIBED IN (A) OR (B)

1

ABOVE OR (D) OTHER PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

2

REGISTERED No. R-	$ CUSIP NO.

GE CAPITAL CREDIT CARD
MASTER NOTE TRUST SERIES 2007-1

CLASS C SERIES 2007-1 FLOATING RATE ASSET BACKED NOTE

GE Capital Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by a Trust Agreement dated as of September 25, 2003, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of                    DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2013 Payment Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Payment Date until the Final Payment Date (which is the earlier to occur of (a) the Payment Date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the March 2013 Payment Date).  Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date.  Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

3

IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Issuer

	By:	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity but solely as
Trustee on behalf of Issuer

By:
Name:
Title:

Dated: ,

4

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Authorized Signatory

5

GE CAPITAL CREDIT CARD
MASTER NOTE TRUST SERIES 2007-1

CLASS C SERIES 2007-1 FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as GE Capital Credit Card Master Note Trust, Series 2007-1 (the “Series 2007-1 Notes”), issued under a Master Indenture dated as of September 25, 2003 (as amended, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of March 29, 2007 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes and the Class B Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, GE MONEY BANK, RFS HOLDING, L.L.C., OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	,	**
Signature Guaranteed:

**          The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

7

EXHIBIT B

FORM OF MONTHLY NOTEHOLDER’S STATEMENT

Monthly Noteholder’s Statement

GE Capital Credit Card Master Note Trust

Series 2007 — 1

Class A + 0.00% LIBOR Notes

Class B 4.95% Notes

Class C LIBOR + 0.27% Notes

Pursuant to the Master Indenture, dated as of September 25, 2003 (as amended and supplemented, the “Indenture”) between GE Capital Credit Card Master Note Trust (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2007-1 Indenture Supplement (the “Indenture Supplement”), dated as of March 29, 2007, between the Issuer and the Indenture Trustee, the Issuer is required to prepare, or cause the Servicer to prepare, certain information each month regarding current distributions to the Series 2007-1 Noteholders and the performance of the Trust during the previous month.  The information required to be prepared with respect to the Payment Date of May 15, 2007, and with respect to the performance of the Trust during the Monthly Period ended April 21, 2007 is set forth below.  Capitalized terms used herein are defined in the Indenture and the Indenture Supplement. The undersigned, an Authorized Officer of the Servicer, does hereby certify as follows:

Record Date:	[ • ], 20[ • ]
Monthly Period Beginning:	[ • ], 20[ • ]
Monthly Period Ending:	[ • ], 20[ • ]
Previous Payment Date:	[ • ], 20[ • ]
Payment Date:	[ • ], 20[ • ]
Interest Period Beginning:	[ • ], 20[ • ]
Interest Period Ending:	[ • ], 20[ • ]
Days in Monthly Period:	[ • ]
Days in Interest Period:	[ • ]
LIBOR Determination Date	[ • ], 20[ • ]
LIBOR Rate	[ • ]
Is there a Reset Date?	[No][Yes]

I.              Trust Receivables Information

a.     Number of Obligors (Total Securitized) Beginning

b.     Number of Obligors (Total Securitized) Ending

c.     Average Obligor Balance (q / b)

d.     BOP Principal Receivables

1

e.     BOP Finance Charge Receivables

f.      BOP Total Receivables

g.     Increase in Principal Receivables from Additional Accounts

h.     Increase in Principal Activity on Existing Securitized Accounts

i.      Increase in Finance Charge Receivables from Additional Accounts

j.      Increase in Finance Charge Activity on Existing Securitized Accounts

k.     Increase in Total Receivables

l.      Decrease in Principal Receivables due to Account Removal

m.    Decrease in Principal Activity on Existing Securitized Accounts

n.     Decrease in Finance Charge Receivables due to Account Removal

o.     Decrease in Finance Charge Activity on Existing Securitized Accounts

p.     Decrease in Total Receivables

q.     EOP Aggregate Principal Receivables

r.      EOP Finance Charge Receivables

s.     EOP Total Receivables

t.      Excess Funding Account Balance

u.     Required Principal Balance

v.     Minimum Free Equity Amount (EOP Aggregate Principal Receivables * 4.0%)

w.    Free Equity Amount (EOP Principal Receivables - EOP Collateral Amount (II.c.ii+II.a.ii+II.b.iii))

II.            Investor Information (Trust Level)

a.     Note Principal Balance (Sum of all Series)

i.      Beginning of Interest Period

ii.     Increase in Note Principal Balance due to New Issuance

iii.    Decrease in Note Principal Balance due to Principal Paid

iv.    End of Interest Period

b.     Excess Collateral Amount (Sum of all Series)

i.      Beginning of Interest Period

ii.     Additional Enhancement Amount

iii.    Increase in Excess Collateral Amount due to New Issuance

iv.    Reductions in Required Excess Collateral Amount

v.     Increase in Unreimbursed Investor Charge-Off

vi.    Decrease in Unreimbursed Investor Charge-Off

vii.   Increase in Unreimbursed Reallocated Principal Collections

viii.      Decrease in Unreimbursed Reallocated Principal Collections

ix.    End of Interest Period

2

c.     Collateral Amount (Sum of all Series)

i.      End of Prior Monthly Period

ii.     Beginning of Interest Period (a.i + b.i)

iii.    Increase in Unreimbursed Investor Charge-Off

iv.    Decrease in Unreimbursed Investor Charge-Off

v.     Increase in Unreimbursed Reallocated Principal Collections

vi.    Decrease in Unreimbursed Reallocated Principal Collections

vii.   End of Interest Period (c.ii + a.ii-a.iii + (b.ii through b.iv) - c.iii - c.iv)

III.           Trust Performance Data (Monthly Period)

a.     Gross Trust Yield (Finance Charge Collections + Recoveries / BOP Principal Receivables)

i.      Current

ii.     Prior Monthly Period

iii.    Two Months Prior Monthly Period

iv.    Three-Month Average

b.     Payment Rate (Principal Collections / BOP Principal Receivables)

i.      Current

ii.     Prior Monthly Period

iii.    Two Months Prior Monthly Period

iv.    Three-Month Average

c.     Charge-Off Rate (Default Amount for Defaulted Accounts / BOP Principal Receivables)

i.      Current

ii.     Prior Monthly Period

iii.    Two Months Prior Monthly Period

iv.    Three-Month Average

d.     Default Amount for Defaulted Accounts

e.     Collections

i.      Total Trust Finance Charge Collections

ii.     Total Trust Principal Collections

iii.    Total Trust Collections

	Percentage	Amount
f. Delinquency Data
i. 15-29 Days Delinquent
ii. 30-59 Days Delinquent
iii. 60-89 Days Delinquent
iv. 90-119 Days Delinquent
v. 120-149 Days Delinquent
vi. 150 or Greater Days Delinquent

3

IV.           Series Performance Data

a.     Portfolio Yield (Finance Charge Collections + Recoveries — Aggregate Investor Default Amount + PAA Inv Proceeds / BOP Collateral)

i.      Current

ii.     Prior Monthly Period

iii.    Two Months Prior Monthly Period

iv.    Three-Month Average

b.     Base Rate (Noteholder Servicing Fee + Admin Fee + Monthly Interest + Swap Payments — Swap Receipts / BOP Collateral)

i.      Current

ii.     Prior Monthly Period

iii.    Two Months Prior Monthly Period

iv.    Three-Month Average

c.     Excess Spread Percentage (Portfolio Yield — Base Rate)

i.      Current

ii.     Prior Monthly Period

iii.    Two Months Prior Monthly Period

iv.    Quarterly Excess Spread Percentage

V.            Investor Information Regarding Distributions to Noteholders

a.     The total amount of the distribution to Class A Noteholders per $1000 Note Initial Principal Balance.

b.     The amount of the distribution set forth in paragraph a. above in respect of interest on the Class A Notes, per $1000 Note Initial Principal Balance.

c.     The amount of the distribution set forth in paragraph a. above in respect of principal on the Class A Notes, per $1000 Note Initial Principal Balance.

d.     The total amount of the distribution to Class B Noteholders per $1000 Note Initial Principal Balance.

e.     The amount of the distribution set forth in paragraph d. above in respect of interest on the Class B Notes, per $1000 Note Initial Principal Balance.

f.      The amount of the distribution set forth in paragraph d. above in respect of principal on the Class B Notes, per $1000 Note Initial Principal Balance.

g.     The total amount of the distribution to Class C Noteholders per $1000 Note Initial Principal Balance.

4

h.     The amount of the distribution set forth in paragraph g. above in respect of interest on the Class C Notes, per $1000 Note Initial Principal Balance.

i.      The amount of the distribution set forth in paragraph g. above in respect of principal on the Class C Notes, per $1000 Note Initial Principal Balance.

VI.          Investor Information

a.     Class A Note Initial Principal Balance

b.     Class B Note Initial Principal Balance

c.     Class C Note Initial Principal Balance

d.     Initial Excess Collateral Amount

e.     Initial Collateral Amount

f.      Class A Note Principal Balance

i.      Beginning of Interest Period

ii.     Principal Payment

iii.    End of Interest Period

g.     Class B Note Principal Balance

i.      Beginning of Interest Period

ii.     Principal Payment

iii.    End of Interest Period

h.     Class C Note Principal Balance

i.      Beginning of Interest Period

ii.     Principal Payment

iii.    End of Interest Period

i.      Excess Collateral Amount

i.      Beginning of Interest Period

ii.     Reduction in Excess Collateral Amount

iii.    End of Interest Period

j.      Collateral Amount

i.      Beginning of Interest Period

ii.     Increase/Decrease in Unreimbursed Investor Charge-Offs

iii.    Increase/Decrease in Reallocated Principal Collections

iv.    Reduction in Excess Collateral Amount

v.     Principal Accumulation Account Deposit

vi.    End of Interest Period

vii.   Collateral Amount as a Percentage of Note Trust Principal Balance

viii.       Amount by which Note Principal Balance exceeds Collateral Amount

k.     Required Excess Collateral Amount

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VII.         Investor Charge-Offs and Reallocated Principal Collections
(Section references relate to Indenture Supplement)

a.     Beginning Unreimbursed Investor Charge-Offs

b.     Current Unreimbursed Investor Defaults

c.     Current Unreimbursed Investor Uncovered Dilution Amount

d.     Current Reimbursement of Investor Charge-Offs pursuant to Section 4.4(a)(vii)

e.     Ending Unreimbursed Investor Charge-Offs

f.      Beginning Unreimbursed Reallocated Principal Collections

g.     Current Reallocated Principal Collections pursuant to Section 4.7

h.     Current Reimbursement of Reallocated Principal Collections pursuant to Section 4.4(a)(vii)

i.      Ending Unreimbursed Reallocated Principal Collections

VIII.        Investor Percentages —BOP Balance and Series Account Information

a.     Allocation Percentage Numerator — for Finance Charge Collections and Default Amounts

b.     Allocation Percentage Numerator — for Principal Collections

c.     Allocation Percentage Denominator

i.      Aggregate Principal Receivables Balance

ii.     Number of Days at Balance

iii.    Average Principal Balance

d.     Sum of Allocation Percentage Numerators for all outstanding Series with respect to Finance Charge Collections and Default Amounts

e.     Sum of Allocation Percentage Numerators for all outstanding Series with respect to Principal Collections

f.      Allocation Percentage, Finance Charge Collections and Default Amount (a./greater of c.iii. or d.)

g.     Allocation Percentage, Principal Collections (b./ greater of c.iii. or e.)

h.     Series Allocation Percentage

IX.          Collections and Allocations

	Trust	Series
a. Finance Charge Collections
b. Recoveries
c. Principal Collections
d. Default Amount
e. Dilution
f. Investor Uncovered Dilution Amount
g. Available Finance Charge Collections

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i.      Investor Finance Charge Collections

ii.     Excess Finance Charge Collections allocable to Series 2007-1

iii.    Principal Accumulation Account Investment Proceeds

iv.    Investment earnings in the Reserve Account

v.     Reserve Account Draw Amount

vi.    Net Swap Receipts

vii.   Recoveries

h.     Available Finance Charge Collections (Sum of g.i through g.vii)

i.      Total Collections to Series

j.      Total Finance Charge Collections deposited in the Collection Account (net of any amounts distributed to Transferor and owed to Servicer)

X.            Application of Available Funds pursuant to Section 4.4(a) of the Indenture Supplement

a.     Available Finance Charge Collections

i.      On a pari passu basis:

a.     Payment to the Indenture Trustee, to a maximum of $25,000

b.     Payment to the Trustee, to a maximum of $25,000

c.     Payment to the Administrator, to a maximum of $25,000

ii.     To the Servicer:

a.     Noteholder Servicing Fee

b.     Noteholder Servicing Fee previously due but not paid

c.     Total Noteholder Servicing Fee

iii.    On a pari passu basis:

a.     Class A Monthly Interest

b.     Class A Deficiency Amount

c.     Class A Additional Interest

d.     Class A Additional Interest not paid on prior Payment Date

e.     Class A Senior Swap Payments

f.      Class A Senior Swap Payments not paid on a prior Payment Date

iv.    On a pari passu basis:

a.     Class B Monthly Interest

b.     Class B Deficiency Amount

c.     Class B Additional Interest

d.     Class B Additional Interest not paid on prior Payment Date

v.     On a pari passu basis:

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a.     Class C Monthly Interest

b.     Class C Deficiency Amount

c.     Class C Additional Interest

d.     Class C Additional Interest not paid on prior Payment Date

e.     Class C Senior Swap Payments

f.      Class C Senior Swap Payments not paid on a prior Payment Date

vi.    To be treated as Available Principal Collections

a.     Aggregate Investor Default Amount

b.     Aggregate Investor Uncovered Dilution Amount

vii.   To be treated as Available Principal Collections, to the extent not previously reimbursed

a.     Investor Charge-offs

b.     Reallocated Principal Collections

viii.          Excess of Required Reserve Account Amount Over Available Reserve Account Amount

ix.    Amounts required to be deposited to the Spread Account

x.     To be treated as Available Principal Collections:  Series Allocation Percentage of Minimum Free Equity Shortfall

xi.    Subordinated Termination Payments and other additional amount owed to Class A Swap Counterparty

xii.   Subordinated Termination Payments and other additional amount owed to Class C Swap Counterparty

xiii.    Unless an Early Amortization Event has occurred, amounts that have not been paid pursuant to (a)(i) above

xiv.    The balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and first will be available for allocation to other Series in Group One and, second, paid to the Transferor, to be applied in accordance with Section 8.6 of the Indenture unless:

a.     There is an Early Amortization Period, in which case Excess Finance Charge Collections will be used to pay Monthly Principal; or

b.     GE Capital’s long-term unsecured debt rating is Aa2 or lower by Moody’s or AA or lower by S&P and the Free Equity Amount is less than the Minimum Free Equity Amount, in which case Excess Finance Charge Collections will be deposited to the Excess Funding Account up to such shortfall

XI.           Excess Finance Charge Collections (Group One)

a.     Total Excess Finance Charge Collections in Group One

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b.     Finance Charge Shortfall for Series 2007—1

c.     Finance Charge Shortfall for all Series in Group One

d.     Excess Finance Charges Collections Allocated to Series 2007—1

XII.         Available Principal Collections and Distributions
(Section references relate to Indenture Supplement)

a.     Investor Principal Collections

b.     Less:  Reallocated Principal Collections for the Monthly Period pursuant to Section 4.7

c.     Plus:  Shared Principal Collections allocated to this Series

d.     Plus:  Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi)

e.     Plus:  Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vii)

f.      Plus:  Unless there is an Early Amortization Period, the amount of Available Finance Charge Collections used to pay principal on the Notes pursuant to Section 4.4(a)(xiv)

g.     Available Principal Collections (Deposited to Principal Account)

i.      During the Revolving Period, Available Principal Collections treated as Shared Principal Collections Pursuant to Section 4.4(b)

ii.     During the Controlled Accumulation Period, Available Principal Collections deposited to the Principal Accumulation Account pursuant to Section 4.4(c)(i), (ii)

iii.    During the Early Amortization Period, Available Principal Collections deposited to the Distribution Account pursuant to Section 4.4(c)

iv.    Series Shared Principal Collections available to Group One pursuant to Section 4.4(c)(iii)

v.     Principal Distributions pursuant to Section 4.4(e) in order of priority

a.     Principal paid to Class A Noteholders

b.     Principal paid to Class B Noteholders

c.     Principal paid to class C Noteholders

vi.    Total Principal Collections Available to Share (Inclusive of Series 2007—1)

vii.   Series Principal Shortfall

viii.          Shared Principal Collections allocated to this Series from other Series

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XIII.       Series 2007-1 Accumulation

a.     Controlled Accumulation Period Length in months (scheduled)

b.     Controlled Accumulation Amount

c.     Controlled Deposit Amount

d.     Accumulation Shortfall

e.     Principal Accumulation Account Balance

i.      Beginning of Interest Period

ii.     Controlled Deposit Amount

iii.    Withdrawal for Principal Payment

iv.    End of Interest Period

XIV.       Reserve Account Funding (Section references relate to Indenture Supplement)

a.     Reserve Account Funding Date (scheduled)

b.     Required Reserve Account Amount (.50% of Note Principal Balance beginning on Reserve Account Funding Date)

c.     Beginning Available Reserve Account Amount

d.     Reserve Draw Amount

e.     Deposit pursuant to 4.4(a)(viii) the excess of b. over c.

f.      Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(d)

g.     Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(e)

h.     Ending Available Reserve Account Amount

XV.        Spread Account Funding (Section references relate to Indenture Supplement)

a.     Spread Account Percentage

b.     Required Spread Account Amount

c.     Beginning Available Spread Account Amount

d.     Withdrawal pursuant to 4.11(a) — Section 4.4(a)(v) Shortfall

e.     Withdrawal pursuant to 4.11(b) — Class C Expected Principal Payment Date

f.      Withdrawal pursuant to 4.11(c) — Early Amortization Event

g.     Withdrawal pursuant to 4.11(d) — Event of Default

h.     Deposit pursuant to 4.4(a)(ix) — Spread Account Deficiency

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i.      Withdrawal pursuant to 4.11(f) — Spread Account Surplus Amount

j.      Ending Available Spread Account Amount

XVI.       Series Early Amortization Events

a.     The Free Equity Amount is less than the Minimum Free Equity Amount

Free Equity:

i.      Free Equity Amount

ii.     Minimum Free Equity Amount

iii.    Excess Free Equity Amount

b.     The Note Trust Principal Balance is less than the Required Principal Balance Note Trust Principal Balance:

i.      Note Trust Principal Balance

ii.     Required Principal Balance

iii.    Excess Principal Balance

c.     The three-month average Portfolio Yield is less than three-month average Base Rate Portfolio Yield:

i.      Three month Average Portfolio Yield

ii.     Three month Average Base Rate

iii.    Excess Spread over Base Rate

d.     The Note Principal Balance is outstanding beyond the Expected Principal Payment Date

i.      Expected Principal Payment Date

ii.     Current Payment Date

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder’s Statement as of the                day of                           .

GE MONEY BANK, as Servicer

By:
Name:
Title:

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EXHIBIT C-1

FORM OF CLASS A SWAP

[To be Attached]

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EXHIBIT C-2

FORM OF CLASS C SWAP

[To be Attached]

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SCHEDULE I

PERFECTION REPRESENTATIONS, WARRANTIES
AND COVENANTS (WITH RESPECT TO NET SWAP RECEIPTS)

(a)           In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants and covenants to the Indenture Trustee as follows as of the Closing Date:

(1)           The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Net Swap Receipts in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from Issuer.

(2)           The Net Swap Receipts constitute “general intangibles” within the meaning of the applicable UCC.

(3)           The Issuer owns and has good and marketable title to the Net Swap Receipts free and clear of any Lien, claim or encumbrance of any Person.

(4)           There are no consents or approvals required by the terms of the Class A Swap or Class C Swap for the pledge of the Net Swap Receipts to the Indenture Trustee pursuant to the Indenture.

(5)           The Issuer (or the Administrator on behalf of the Issuer) has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Net Swap Receipts.

(6)           Other than the pledge of the Net Swap Receipts to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Net Swap Receipts.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the Net Swap Receipts, except for the financing statement filed pursuant to the Indenture.

(7)           Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Schedule I shall be continuing, and remain in full force and effect, until such time as the Series 2007-1 Notes are retired.

(b)           The Indenture Trustee covenants that it shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Schedule I.

(c)           The Issuer covenants that in order to evidence the interests of the Issuer and the Indenture Trustee under the Indenture, the Issuer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Net Swap Receipts.

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SCHEDULE II

PERFECTION REPRESENTATIONS, WARRANTIES
AND COVENANTS (WITH RESPECT TO RECEIVABLES)

(a)           In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants and covenants to the Indenture Trustee as follows as of the Closing Date:

(1)           The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

(2)           The Receivables constitute either “accounts” or “general intangibles” within the meaning of the applicable UCC.

(3)           The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

(4)           There are no consents or approvals required for the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

(5)           The Issuer (or the Administrator on behalf of the Issuer) has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Receivables.

(6)           Other than the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the Receivables, except for the financing statement filed pursuant to the Indenture.

(7)           Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Schedule II shall be continuing, and remain in full force and effect, until such time as the Series 2007-1 Notes are retired.

(b)           The Indenture Trustee covenants that it shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Schedule II.

(c)           The Issuer covenants that in order to evidence the interests of the Issuer and the Indenture Trustee under the Indenture, the Issuer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Receivables.

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